UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2016

Date of reporting period:	September 1, 2015 — February 29, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PRYAX

Putnam Retirement Income Fund Lifestyle 2

Semiannual report
2|29|16

A world of investing.®

Putnam Investments

PUTNAM RETIREMENT INCOME LIFESTYLE FUNDS invest in a mix of stocks, bonds, and mutual funds for investors seeking income in retirement.

Putnam
Retirement Income
Fund Lifestyle 2

Semiannual report
2 | 29 | 16

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Our allocation of assets among permitted asset categories may hurt performance. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. There is no guarantee that the fund will provide adequate income at and through an investor’s retirement. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry, and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Since the start of the year, stock markets around the world have experienced heightened volatility in response to a challenging investment environment. Many factors have fueled the market swings, including record low oil prices, fears of a global recession, China’s continued economic slowdown, and divergent monetary policies from central banks. Recently, within fixed-income markets, investors have generally sought traditional “safe havens” of higher-quality bonds.

In the United States, economic growth is positive, but remains tepid compared with past recoveries. Unemployment continues to fall, consumer spending is showing strength, and the housing market has been recovering. Moreover, the Federal Reserve has stated that its pace of interest-rate increases will be “gradual.”

Although today’s conditions may seem challenging, Putnam’s portfolio managers are positioned to maneuver in all types of markets with active investment strategies and support from a team of global equity research analysts. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended February 29, 2016, as well as an outlook for the coming months.

In today’s market environment, it may be helpful for you to consult your financial advisor to ensure that your portfolio is aligned with your investment goals, time horizon, and risk tolerance.

As always, thank you for investing with Putnam.

Putnam Retirement Income Fund Lifestyle 2

Helping investors pursue monthly income in retirement

After accumulating savings during your working years, you are faced with another great challenge — using that money to generate income in retirement. Putnam Retirement Income Fund Lifestyle 2 is designed for investors who are willing to accept a prudent amount of risk — by investing a portion of their assets in stocks, bonds, and mutual funds — while seeking income for their retirement years.

Managed by Putnam's experienced Global Asset Allocation group

The fund is managed by a veteran portfolio team who each have more than 20 years of investment experience. As specialists in multi-asset investing, they are skilled in top-down asset allocation decisions as well as selecting stocks and bonds across global markets. They pursue strong returns within the fund's risk profile to seek to deliver long-term income in retirement.

Featured
from left to right:

James A. Fetch
(industry since 1994)

Robert J. Kea, CFA
(industry since 1988)

Robert J. Schoen
(industry since 1990)

Jason R. Vaillancourt, CFA
(industry since 1993)

A flexible investment portfolio

Putnam Retirement Income Fund Lifestyle 2 can invest in a wide range of securities, including U.S. and international stocks, bonds, convertible securities, and Putnam Absolute Return Funds.

Strategic allocations

Absolute Return Funds 41%
Fixed income 43%
Equity 16%

Allocations shown reflect portfolio weightings as of 2/29/16. Holdings and allocations may vary over time.

2 Retirement Income Fund Lifestyle 2
Retirement Income Fund Lifestyle 2 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	Retirement Income Fund Lifestyle 2

Interview with your fund’s portfolio manager

How did Putnam Retirement Income Fund Lifestyle 2 perform during the six-month reporting period ended February 29, 2016?

During a period of extreme volatility in the equity markets, the fund produced a return of –2.71% for the six-month period. The fund underperformed its primary benchmark, the Barclays U.S. Aggregate Bond Index, which was up 2.20% for the period, and it also underperformed its secondary benchmark, the all-equity S&P 500 Index, which delivered a –0.92% return.

What factors influenced the global investment environment during the six-month reporting period?

Multiple factors contributed to a volatile investment environment, especially among risk assets such as stocks. In September 2015, as the period began, global markets were embroiled in ongoing worries about the slowing pace of economic growth in China. In an effort to prop up its rapidly decelerating economy, the Chinese government took aggressive steps, including a devaluation of the country’s currency, the yuan, an action that sent ripples across the global capital markets. In addition, there was a continued selloff in energy markets, where subdued demand from emerging markets, coupled with unrestrained energy supplies, sent energy prices markedly lower.

Equity markets witnessed a substantial reversal in October, as worries about China subsided a bit. In the waning months of the

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/29/16. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

Retirement Income Fund Lifestyle 2	5

calendar year, however, stocks resumed a period of choppiness, as investors sifted through the possible scenarios around the anticipated hike in short-term interest rates by the U.S. Federal Reserve. In mid-December, as expected, the central bank raised the federal funds rate by one-quarter of one percent, ending a seven-year period of accommodative monetary policy aimed at supporting economic recovery in the United States following the Great Recession of 2008. Although this move was anticipated, it too contributed to volatility across the global capital markets.

The Fed’s move to normalize interest rates in the United States came at the same time that central banks in other parts of the world — notably the European Central Bank, the Bank of Japan, and the People’s Bank of China — were continuing to pursue accommodative monetary policies to stimulate economic growth. This policy divergence continued to create some uncertainty across global markets about the future course of interest rates.

The weakness in energy and other commodity prices that was mentioned earlier also had a significant dampening effect on the high-yield bond market, as energy-related issuers make up about 15% of the high-yield market. Yield spreads widened as a result of the weakness in energy and commodity-related businesses, and high-yield bond prices suffered as a result.

January 2016 brought on new challenges, with renewed fears about growth in China causing another round of selloffs across global stock markets. Energy prices also continued to come under pressure as the new year began. Markets stabilized a bit in February, but the period as a whole was marked by bouts of extreme volatility, which had a markedly negative effect on risk assets.

Allocations are shown as a percentage of the fund’s net assets as of 2/29/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Allocations also reflect the holdings of one or more of Putnam Absolute Return Funds. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Retirement Income Fund Lifestyle 2

The MSCI All-Country World Index [ND], designed to provide a broad measure of global stock markets, posted a return of –5.31% for the six months ended February 29, 2016. The MSCI EAFE Index [ND], which represents performance in the world’s developed markets, was down even more, returning –9.48% for the period. By comparison, the S&P 500 Index, a common measure of the broader U.S. stock market, was down by less than 1%, making it among the strongest of the world’s equity markets. Bond markets fared considerably better by comparison. As noted, the Barclays U.S. Aggregate Bond Index gained 2.20% during the six-month period. Meanwhile, the Barclays Global Aggregate Bond Index, which tracks the performance of global investment-grade fixed-income securities, was up 2.68%. The high-yield market was the outlier during the period, as the JPMorgan Global High Yield Index, which is designed to mirror the investable universe of the U.S. dollar global high-yield corporate debt market, returned –5.76%.

How did these macroeconomic factors affect the fund’s absolute performance during the six-month period?

The fund allocates its assets across various investment classes, including stocks and bonds, as well as absolute return strategies. The fund’s asset allocations were held close to neutral versus the composite benchmark, a blend of the fund’s primary and secondary benchmarks, during the period. The fund’s equity allocation was negatively affected

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 2/29/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Retirement Income Fund Lifestyle 2	7

by the weak performance of the world’s stock markets through most of the period. Conversely, the positive performance of the rate-sensitive fixed-income markets produced better results for the fund.

Overall performance was hurt to the greatest degree by the Putnam Absolute Return Funds in the portfolio, which are intended to help reduce volatility. Together, these funds represented about 40% of the portfolio, and each fund delivered negative performance for the period. In summary, during a period of extreme market volatility, the fund’s absolute performance was hurt the most by its allocations to risk assets, including both U.S. and international stocks, as well as high-yield bonds.

What is your outlook for the global investment environment?

I think the road ahead is likely to be marked by more of the same volatility that we’ve seen during the recent past. I also think this volatility is likely to be seen across all asset classes.

In the equity class, given the remarkable run-up we’ve seen in U.S. stock prices over the past seven years — a cumulative rally of nearly 200% — we think it is unrealistic to expect a continuation of this trend.

Within fixed income, there has been a divergence in monetary policy between the United States, which has begun tightening, and the rest of the world, where major central banks are easing monetary policy in an effort to stimulate economic growth. In our view, this divergence will generate volatility in the interest-rate-sensitive segment of the fixed-income markets.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Allocations also reflect the holdings of one or more of Putnam Absolute Return Funds. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Retirement Income Fund Lifestyle 2

Meanwhile, in the credit-sensitive portion of the bond market, we expect to continue to see widening spreads in the high-yield market, signifying that investors believe there is greater risk in lending to non-investment-grade issuers. At the same time, however, outside the energy sector, there has not been a meaningful uptick in default rates on this debt. In our view, this could lead to further volatility for high-yield bonds, depending on how investors interpret this dislocation — whether it suggests tougher times ahead or, perhaps, an attractive investment opportunity.

We believe commodities also pose a question mark. Energy prices have fallen considerably during the recent past. But will they remain low? As investors pore over the possibilities, volatility becomes the obvious by-product, in our view.

How does your outlook influence your strategy?

With the likelihood that market volatility is here to stay, our strategic approach to asset allocation is turning more tactical in nature. We believe that volatility in each of the asset classes — equities, rate-sensitive fixed income, credit, and commodities — could present opportunities for the fund. Furthermore, within some of the fund’s absolute return allocations, we expect there will be a more tactical approach to how those portions of the portfolio are managed, seeking to take advantage not only of changes in market direction but, more importantly, of dislocations that are not directly correlated with market movements.

Thanks, Bob, for your valuable insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Retirement Income Fund Lifestyle 2	9

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

Effective March 2016, the class A share’s monthly dividend rate for Putnam Retirement Income Fund Lifestyle 2 increased to $0.006 per share from $0.005 per share as a result of increased levels of income earned from higher yields generated from bonds in the portfolio. Similar increases were made to class M, R, and Y shares.

Portfolio Manager Robert J. Kea is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from Bentley University and a B.A. from the University of Massachusetts at Amherst. He joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

IN THE NEWS

To remain in the European Union or to leave the European Union? That is the question British voters will answer when they head to polls on June 23. After months of debate, the question of a “Brexit,” shorthand for Britain’s possible exit from the 28-nation European Union (EU), will go before British voters in a referendum vote. Brexit supporters believe that departure from the Brussels-based partnership will help better serve Britain’s national interests on financial issues, immigration, and other matters. Brexit opponents argue that Britain’s EU membership affords the country certain benefits, including bargaining powers on issues of trade and defense. They also warn of dire economic consequences for Britain if a departure takes place, including negative effects on both the country’s currency and its credit rating. For the EU, the loss of Britain — the EU’s second-largest economy — would potentially weaken the union at a time when it is struggling with various issues, including slowing economic growth and an ongoing refugee crisis.

10	Retirement Income Fund Lifestyle 2

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 29, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/29/16

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/13/11)		(6/13/11)		(6/13/11)		(6/13/11)		(6/13/11)	(6/13/11)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	13.96%	9.40%	9.91%	8.01%	9.91%	9.91%	12.57%	8.91%	12.64%	15.32%
Annual average	2.81	1.93	2.03	1.65	2.03	2.03	2.55	1.83	2.56	3.07

3 years	6.05	1.81	3.60	0.83	3.60	3.60	5.23	1.81	5.34	6.88
Annual average	1.98	0.60	1.19	0.28	1.19	1.19	1.71	0.60	1.75	2.24

1 year	–5.17	–8.96	–5.97	–10.45	–5.97	–6.87	–5.49	–8.56	–5.39	–4.94

6 months	–2.71	–6.60	–3.14	–7.76	–3.14	–4.07	–2.93	–6.08	–2.83	–2.60

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 2/29/16

Barclays U.S. Aggregate
	Bond Index	S&P 500 Index

Life of fund	16.03%	68.14%
Annual average	3.21	11.66

3 years	6.79	35.85
Annual average	2.22	10.75

1 year	1.50	–6.19

6 months	2.20	–0.92

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Retirement Income Fund Lifestyle 2	11

Fund price and distribution information For the six-month period ended 2/29/16

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		1	1	6		6	6

Income	$0.227		$0.196	$0.196	$0.215		$0.215	$0.239

Capital gains

Long-term gains	0.269		0.269	0.269	0.269		0.269	0.269

Short-term gains	0.014		0.014	0.014	0.014		0.014	0.014

Total	$0.510		$0.479	$0.479	$0.498		$0.498	$0.522

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/15	$10.42	$10.85	$10.30	$10.30	$10.41	$10.76	$10.41	$10.43

2/29/16	9.64	10.04	9.51	9.51	9.62	9.94	9.63	9.65

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1,2]	0.62%	0.60%	N/A	N/A	0.37%	0.36%	0.37%	0.87%

Current 30-day SEC yield
(with expense limitation) [3,4]	N/A	1.73	1.06%	1.06%	N/A	1.50	1.55	2.04

Current 30-day SEC yield
(without expense limitation) [3]	N/A	0.88	0.17	0.17	N/A	0.63	0.66	1.15

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Current dividend rate excludes dividends received from underlying Putnam funds.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

4 For a portion of the period, the fund may have limited expenses, without which yields would have been lower.

12	Retirement Income Fund Lifestyle 2

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/16

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/13/11)		(6/13/11)		(6/13/11)		(6/13/11)		(6/13/11)	(6/13/11)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	16.98%	12.30%	12.91%	10.96%	12.91%	12.91%	15.61%	11.85%	15.56%	18.40%
Annual average	3.32	2.45	2.56	2.19	2.56	2.56	3.07	2.36	3.06	3.58

3 years	7.58	3.27	5.21	2.39	5.21	5.21	6.81	3.34	6.81	8.41
Annual average	2.46	1.08	1.71	0.79	1.71	1.71	2.22	1.10	2.22	2.73

1 year	–2.42	–6.33	–3.13	–7.75	–3.13	–4.05	–2.69	–5.85	–2.69	–2.19

6 months	0.99	–3.05	0.68	–4.12	0.68	–0.28	0.83	–2.45	0.82	1.10

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 8/31/15*	1.00%	1.75%	1.75%	1.25%	1.25%	0.75%

Total annual operating expenses
for the fiscal year ended 8/31/15	2.18%	2.93%	2.93%	2.43%	2.43%	1.93%

Annualized expense ratio for the
six-month period ended 2/29/16	0.70%	1.45%	1.45%	0.95%	0.95%	0.45%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.30%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/16.

Retirement Income Fund Lifestyle 2	13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 9/1/15 to 2/29/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$3.43	$7.10	$7.10	$4.65	$4.66	$2.21

Ending value (after expenses)	$972.90	$968.60	$968.60	$970.70	$971.70	$974.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/29/16, use the following calculation method. To find the value of your investment on 9/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$3.52	$7.27	$7.27	$4.77	$4.77	$2.26

Ending value (after expenses)	$1,021.38	$1,017.65	$1,017.65	$1,020.14	$1,020.14	$1,022.63

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14	Retirement Income Fund Lifestyle 2

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Retirement Income Fund Lifestyle 2	15

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Global High Yield Index is an unmanaged index that is designed to mirror the investable universe of the U.S. dollar global high-yield corporate debt market, including domestic (U.S.) and international (non-U.S.) issues. International issues are composed of both developed and emerging markets.

MSCI All Country World Index [ND] is a weighted index that is designed to provide a broad measure of equity-market performance in both developed and emerging markets.

MSCI EAFE Index (Europe, Australasia, Far East) [ND] is free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 29, 2016, Putnam employees had approximately $457,000,000 and the Trustees had approximately $123,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Retirement Income Fund Lifestyle 2

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Retirement Income Fund Lifestyle 2	17

The fund’s portfolio 2/29/16 (Unaudited)

INVESTMENT COMPANIES (45.9%)*	Shares	Value

iShares MSCI Japan ETF (Japan)	12,860	$140,045

Putnam Absolute Return 100 Fund Class Y Ω	70,805	689,643

Putnam Absolute Return 300 Fund Class Y Ω	171,460	1,586,005

Putnam Absolute Return 500 Fund Class Y Ω	258,796	2,725,122

Putnam Absolute Return 700 Fund Class Y Ω	36,758	397,350

Putnam Money Market Fund Class A Ω	565,832	565,832

Total investment companies (cost $6,592,728)		$6,103,997

COMMON STOCKS (15.1%)*	Shares	Value

Basic materials (0.5%)
Amcor, Ltd. (Australia)	324	$3,241

Axalta Coating Systems, Ltd. †	108	2,804

BASF SE (Germany)	126	8,236

Cabot Corp.	17	757

Ems-Chemie Holding AG (Switzerland)	7	3,244

Evonik Industries AG (Germany)	73	2,202

Fortescue Metals Group, Ltd. (Australia) S	1,491	2,173

Glencore PLC (United Kingdom)	1,229	2,256

Graphic Packaging Holding Co.	203	2,503

Incitec Pivot, Ltd. (Australia)	968	2,012

LyondellBasell Industries NV Class A	212	17,005

Mondi PLC (South Africa)	71	1,264

Newcrest Mining, Ltd. (Australia) †	262	3,304

Reliance Steel & Aluminum Co.	30	1,827

Rio Tinto PLC (United Kingdom)	127	3,329

Royal Boskalis Westminster NV (Netherlands)	49	1,773

Sealed Air Corp.	125	5,716

ThyssenKrupp AG (Germany)	144	2,448

UPM-Kymmene OYJ (Finland)	203	3,419

voestalpine AG (Austria)	43	1,237

Yara International ASA (Norway)	33	1,277

		72,027
Capital goods (0.7%)
ABB, Ltd. (Switzerland)	177	3,153

ACS Actividades de Construccion y Servicios SA (Spain)	81	2,090

Airbus Group SE (France)	21	1,360

Allegion PLC (Ireland)	37	2,331

Allison Transmission Holdings, Inc.	235	5,565

B/E Aerospace, Inc.	64	2,792

BAE Systems PLC (United Kingdom)	91	646

Boeing Co. (The)	178	21,036

BWX Technologies, Inc.	49	1,563

Carlisle Cos., Inc.	18	1,623

Crown Holdings, Inc. †	201	9,417

General Dynamics Corp.	22	2,998

IDEX Corp.	22	1,654

KBR, Inc.	131	1,812

18	Retirement Income Fund Lifestyle 2

COMMON STOCKS (15.1%)* cont.	Shares	Value

Capital goods cont.
Leggett & Platt, Inc.	68	$3,037

Northrop Grumman Corp.	5	961

Orbital ATK, Inc.	36	3,015

OSRAM Licht AG (Germany)	52	2,424

Raytheon Co.	47	5,821

Roper Technologies, Inc.	35	5,878

Sandvik AB (Sweden)	77	700

Spirit AeroSystems Holdings, Inc. Class A †	63	2,898

Thales SA (France)	9	716

Vinci SA (France)	120	8,263

Waste Connections, Inc.	90	5,550

		97,303
Communication services (0.6%)
BT Group PLC (United Kingdom)	838	5,628

Deutsche Telekom AG (Germany)	266	4,461

Eutelsat Communications SA (France)	80	2,422

Juniper Networks, Inc.	417	10,300

Orange SA (France)	312	5,385

Sky PLC (United Kingdom)	447	6,445

Telenor ASA (Norway)	130	1,937

Telstra Corp., Ltd. (Australia)	880	3,299

Verizon Communications, Inc.	613	31,097

Vodafone Group PLC (United Kingdom)	588	1,788

		72,762
Conglomerates (—%)
Siemens AG (Germany)	31	2,879

		2,879
Consumer cyclicals (2.0%)
Adecco SA (Switzerland)	66	3,821

Amazon.com, Inc. †	20	11,050

Aristocrat Leisure, Ltd. (Australia)	292	2,085

Carter’s, Inc.	68	6,911

Cie Generale des Etablissements Michelin (France)	54	4,856

Clorox Co. (The)	59	7,459

Continental AG (Germany)	23	4,619

Discovery Communications, Inc. Class A †	594	14,850

Fiat Chrysler Automobiles NV (Italy)	318	2,176

Flight Centre Travel Group, Ltd. (Australia) S	83	2,453

Global Payments, Inc.	127	7,741

Home Depot, Inc. (The)	219	27,182

Host Hotels & Resorts, Inc. R	320	4,899

Industria de Diseno Textil SA (Inditex) (Spain)	102	3,155

Industrivarden AB Class A (Sweden)	379	6,475

ITV PLC (United Kingdom)	1,789	6,148

KAR Auction Services, Inc.	93	3,293

Kia Motors Corp. (South Korea)	40	1,497

Kingfisher PLC (United Kingdom)	1,266	5,854

Lagardere SCA (France)	160	4,609

Lear Corp.	68	6,892

Retirement Income Fund Lifestyle 2	19

COMMON STOCKS (15.1%)* cont.	Shares	Value

Consumer cyclicals cont.
Liberty Interactive Corp. Class A †	167	$4,238

Liberty Media Corp. Class A †	72	2,565

Lowe’s Cos., Inc.	300	20,259

Marks & Spencer Group PLC (United Kingdom)	671	3,951

Masco Corp.	283	7,981

MSG Networks, Inc. Class A †	45	739

News Corp. Class A	202	2,186

Next PLC (United Kingdom)	10	940

NIKE, Inc. Class B	155	9,546

Peugeot SA (France) †	179	2,689

ProSiebenSat.1 Media SE (Germany)	29	1,488

Publicis Groupe SA (France)	22	1,358

Quanta Services, Inc. †	186	3,774

Ryman Hospitality Properties R	148	7,085

Scotts Miracle-Gro Co. (The) Class A	19	1,311

Securitas AB Class B (Sweden)	228	3,412

ServiceMaster Global Holdings, Inc. †	67	2,541

Sirius XM Holdings, Inc. †	1,804	6,711

Six Flags Entertainment Corp.	52	2,645

SJM Holdings, Ltd. (Hong Kong)	1,000	611

TABCORP Holdings, Ltd. (Australia)	205	629

Taylor Wimpey PLC (United Kingdom)	827	2,137

Thor Industries, Inc.	14	775

TUI AG (Germany)	106	1,570

Valeo SA (France)	21	2,909

Viacom, Inc. Class B	115	4,238

Visteon Corp.	39	2,727

Wal-Mart Stores, Inc.	367	24,347

Wolters Kluwer NV (Netherlands)	84	3,170

World Fuel Services Corp.	24	1,123

Yue Yuen Industrial Holdings, Ltd. (Hong Kong)	500	1,781

		269,461
Consumer staples (1.2%)
Altria Group, Inc.	108	6,650

Ashtead Group PLC (United Kingdom)	126	1,601

British American Tobacco PLC (United Kingdom)	60	3,266

Bunge, Ltd.	112	5,569

Campbell Soup Co.	113	6,978

Coca-Cola Amatil, Ltd. (Australia)	460	2,795

Coca-Cola Enterprises, Inc.	141	6,840

ConAgra Foods, Inc.	208	8,748

Dr. Pepper Snapple Group, Inc.	169	15,469

Edgewell Personal Care Co.	16	1,223

Energizer Holdings, Inc.	36	1,402

Estee Lauder Cos., Inc. (The) Class A	86	7,854

Geo Group, Inc. (The) R	162	4,704

Imperial Tobacco Group PLC (United Kingdom)	172	8,891

J Sainsbury PLC (United Kingdom)	670	2,360

20	Retirement Income Fund Lifestyle 2

COMMON STOCKS (15.1%)* cont.	Shares	Value

Consumer staples cont.
Koninklijke Ahold NV (Netherlands)	323	$7,070

Kroger Co. (The)	217	8,660

Liberty Ventures Ser. A †	61	2,238

METRO AG (Germany)	50	1,226

Nestle SA (Switzerland)	96	6,724

PepsiCo, Inc.	186	18,195

Reckitt Benckiser Group PLC (United Kingdom)	34	3,094

Starbucks Corp.	241	14,029

Svenska Cellulosa AB SCA Class B (Sweden)	38	1,129

Swedish Match AB (Sweden)	116	3,735

Unilever NV ADR (Netherlands)	80	3,420

Unilever PLC (United Kingdom)	58	2,482

WH Group, Ltd. 144A (Hong Kong) †	4,000	2,324

Woolworths, Ltd. (Australia)	86	1,402

		160,078
Energy (0.9%)
BP PLC (United Kingdom)	1,515	7,345

California Resources Corp.	30	17

CVR Energy, Inc.	33	780

Exxon Mobil Corp.	26	2,084

Gulfport Energy Corp. †	60	1,440

Halliburton Co.	245	7,909

HollyFrontier Corp.	86	2,909

Occidental Petroleum Corp.	323	22,229

OMV AG (Austria)	269	7,027

Questar Corp.	48	1,189

Repsol YPF SA (Spain)	214	2,198

Royal Dutch Shell PLC Class A (United Kingdom)	188	4,279

Royal Dutch Shell PLC Class B (United Kingdom)	181	4,114

Schlumberger, Ltd.	350	25,102

Statoil ASA (Norway)	488	7,087

Tesoro Corp.	34	2,743

Total SA (France)	155	6,945

Valero Energy Corp.	117	7,029

Vestas Wind Systems A/S (Denmark)	109	7,345

Woodside Petroleum, Ltd. (Australia)	134	2,424

		122,195
Financials (5.0%)
3i Group PLC (United Kingdom)	1,031	6,225

Ageas (Belgium)	29	1,070

Alexandria Real Estate Equities, Inc. R	113	8,945

Allianz SE (Germany)	45	6,709

Allied World Assurance Co. Holdings AG	40	1,296

Allstate Corp. (The)	172	10,915

American Capital Agency Corp. R	220	3,975

American Financial Group, Inc.	20	1,342

Ameriprise Financial, Inc.	69	5,793

Annaly Capital Management, Inc. R	472	4,781

Apartment Investment & Management Co. Class A R	201	7,359

Retirement Income Fund Lifestyle 2	21

COMMON STOCKS (15.1%)* cont.	Shares	Value

Financials cont.
Aspen Insurance Holdings, Ltd.	23	$1,028

AvalonBay Communities, Inc. R	113	19,395

AXA SA (France)	209	4,593

Banco Santander SA (Spain)	542	2,180

Bank Hapoalim BM (Israel)	446	2,179

Bank of New York Mellon Corp. (The)	351	12,422

Barclays PLC (United Kingdom)	345	815

BNP Paribas SA/New York, NY (France)	165	7,620

Boston Properties, Inc. R	145	16,550

Brixmor Property Group, Inc. R	315	7,380

Broadridge Financial Solutions, Inc.	28	1,572

Camden Property Trust R	125	9,343

Care Capital Properties, Inc. R	38	1,007

CBRE Group, Inc. Class A †	241	6,124

Chimera Investment Corp. R	128	1,668

Citigroup, Inc.	601	23,349

CNP Assurances (France)	311	4,578

CoreLogic, Inc. †	35	1,211

Corporate Office Properties Trust R	266	6,224

Credit Suisse Group AG (Switzerland)	85	1,139

DDR Corp. R	36	602

Delta Lloyd NV (Netherlands)	99	613

Dexus Property Group (Australia) R	496	2,667

DiamondRock Hospitality Co. R	553	4,922

Digital Realty Trust, Inc. R	31	2,451

Duke Realty Corp. R	441	9,120

DuPont Fabros Technology, Inc. R	345	12,299

E*Trade Financial Corp. †	238	5,583

Equity Lifestyle Properties, Inc. R	17	1,193

Equity Residential Trust R	279	20,783

Essex Property Trust, Inc. R	25	5,232

Extra Space Storage, Inc. R	21	1,725

Federal Realty Investment Trust R	20	2,961

General Growth Properties R	751	20,668

HCP, Inc. R	249	7,365

Healthcare Realty Trust, Inc. R	245	7,107

Highwoods Properties, Inc. R	193	8,405

HSBC Holdings PLC (United Kingdom)	1,058	6,719

Investor AB Class B (Sweden)	209	6,936

Jones Lang LaSalle, Inc.	37	3,777

JPMorgan Chase & Co.	506	28,488

Kerry Properties, Ltd. (Hong Kong)	1,000	2,346

Kimco Realty Corp. R	493	13,188

Liberty Property Trust R	210	6,065

Lincoln National Corp.	141	5,151

Macerich Co. (The) R	50	3,954

Medical Properties Trust, Inc. R	672	7,775

MFA Financial, Inc. R	215	1,464

22	Retirement Income Fund Lifestyle 2

COMMON STOCKS (15.1%)* cont.	Shares	Value

Financials cont.
Mid-America Apartment Communities, Inc. R	8	$720

Morgan Stanley	473	11,683

Muenchener Rueckversicherungs-Gesellschaft
AG in Muenchen (Germany)	40	7,898

National Health Investors, Inc. R	97	6,102

New World Development Co., Ltd. (Hong Kong)	3,000	2,511

NN Group NV (Netherlands)	80	2,454

Persimmon PLC (United Kingdom)	147	4,442

Popular, Inc. (Puerto Rico)	74	1,961

Post Properties, Inc. R	107	5,963

Prologis, Inc. R	442	16,999

Prudential Financial, Inc.	201	13,284

Public Storage R	114	28,442

Realogy Holdings Corp. †	114	3,645

Realty Income Corp. R	80	4,683

Regency Centers Corp. R	8	565

Regions Financial Corp.	408	3,068

Reinsurance Group of America, Inc.	18	1,622

Simon Property Group, Inc. R	244	46,294

SL Green Realty Corp. R	37	3,263

Societe Generale SA (France)	97	3,366

Spirit Realty Capital, Inc. R	228	2,437

Starwood Property Trust, Inc. R	156	2,736

State Street Corp.	65	3,561

Sunstone Hotel Investors, Inc. R	525	6,773

Swiss Life Holding AG (Switzerland)	13	3,159

Swiss Re AG (Switzerland)	95	8,408

Synchrony Financial †	488	13,152

Taubman Centers, Inc. R	112	7,932

Two Harbors Investment Corp. R	173	1,341

UBS Group AG (Switzerland)	55	838

UDR, Inc. R	56	1,922

VEREIT, Inc. R	227	1,821

Vornado Realty Trust R	78	6,736

Voya Financial, Inc.	140	4,110

Washington Real Estate Investment Trust R	188	4,864

Weingarten Realty Investors R	244	8,596

Wells Fargo & Co.	175	8,211

Welltower, Inc. R	186	11,863

Wheelock and Co., Ltd. (Hong Kong)	1,000	3,943

Woori Bank (South Korea)	83	584

WP Carey, Inc. R	13	737

		661,035
Health care (1.6%)
AbbVie, Inc.	9	491

AmerisourceBergen Corp.	192	16,631

Amgen, Inc.	155	22,053

Anthem, Inc.	121	15,813

Retirement Income Fund Lifestyle 2	23

COMMON STOCKS (15.1%)* cont.	Shares	Value

Health care cont.
AstraZeneca PLC (United Kingdom)	105	$5,957

Bruker Corp. †	46	1,195

C.R. Bard, Inc.	45	8,657

Cardinal Health, Inc.	96	7,843

Charles River Laboratories International, Inc. †	40	2,937

Gilead Sciences, Inc.	262	22,860

GlaxoSmithKline PLC (United Kingdom)	285	5,534

Grifols SA (Spain)	37	805

Hologic, Inc. †	120	4,156

Incyte Corp. †	100	7,350

McKesson Corp.	51	7,937

Merck KGaA (Germany)	28	2,381

Novartis AG (Switzerland)	83	5,924

Novo Nordisk A/S Class B (Denmark)	52	2,672

Pfizer, Inc.	923	27,385

Roche Holding AG (Switzerland)	35	8,965

Sanofi (France)	125	9,891

Shire PLC (United Kingdom)	18	939

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	59	3,280

Ventas, Inc. R	150	8,351

Zoetis, Inc.	179	7,350

		207,357
Technology (1.7%)
Agilent Technologies, Inc.	192	7,171

Alphabet, Inc. Class A †	32	22,951

Amdocs, Ltd.	107	6,073

Apple, Inc.	515	49,789

AtoS SE (France)	13	944

Brocade Communications Systems, Inc.	221	2,195

Cisco Systems, Inc.	144	3,770

Computer Sciences Corp.	158	4,552

CSRA, Inc.	22	571

eBay, Inc. †	720	17,136

Ingram Micro, Inc. Class A	58	2,076

Intuit, Inc.	107	10,340

Iron Mountain, Inc. R	242	7,110

L-3 Communications Holdings, Inc.	96	11,262

Leidos Holdings, Inc.	122	5,273

Maxim Integrated Products, Inc.	194	6,569

Microsoft Corp.	823	41,874

Nuance Communications, Inc. †	128	2,497

NVIDIA Corp.	348	10,913

Samsung Electronics Co., Ltd. (South Korea)	1	951

Teradyne, Inc.	218	4,159

Xerox Corp.	781	7,505

		225,681
Transportation (0.5%)
AP Moeller — Maersk A/S (Denmark)	4	5,230

Aurizon Holdings, Ltd. (Australia)	401	1,165

24	Retirement Income Fund Lifestyle 2

COMMON STOCKS (15.1%)* cont.	Shares	Value

Transportation cont.
ComfortDelgro Corp., Ltd. (Singapore)	1,800	$3,853

Delta Air Lines, Inc.	370	17,849

Deutsche Post AG (Germany)	93	2,213

easyJet PLC (United Kingdom)	28	585

International Consolidated Airlines Group SA (Spain)	352	2,679

Qantas Airways, Ltd. (Australia)	627	1,722

Royal Mail PLC (United Kingdom)	445	2,794

Ryanair Holdings PLC ADR (Ireland)	39	3,244

United Parcel Service, Inc. Class B	135	13,034

Yangzijiang Shipbuilding Holdings, Ltd. (China)	7,200	4,643

		59,011
Utilities and power (0.4%)
AES Corp.	188	1,842

American Electric Power Co., Inc.	10	618

Centrica PLC (United Kingdom)	654	1,878

E.ON SE (Germany)	314	2,866

Endesa SA (Spain)	175	3,150

Enel SpA (Italy)	788	3,145

ENI SpA (Italy)	49	685

Entergy Corp.	228	16,464

Iberdrola SA (Spain)	1,171	7,568

Korea Electric Power Corp. (South Korea)	22	1,046

PPL Corp.	260	9,097

RWE AG (Germany)	191	2,193

UGI Corp.	199	7,355

Vectren Corp.	17	774

		58,681

Total common stocks (cost $1,974,426)		$2,008,470

CORPORATE BONDS AND NOTES (8.5%)*	Principal amount	Value

Basic materials (1.2%)
Agrium, Inc. sr. unsec. notes 3 3/8s, 2025 (Canada)	$5,000	$4,639

Agrium, Inc. sr. unsec. unsub. notes 5 1/4s, 2045 (Canada)	2,000	1,786

ArcelorMittal SA sr. unsec. unsub. bonds 10.85s, 2019 (France)	5,000	5,250

CF Industries, Inc. company guaranty sr. unsec. notes
5 3/8s, 2044	2,000	1,698

CF Industries, Inc. company guaranty sr. unsec. notes
5.15s, 2034	3,000	2,557

CF Industries, Inc. company guaranty sr. unsec. unsub. notes
7 1/8s, 2020	2,000	2,252

Eastman Chemical Co. sr. unsec. notes 3.8s, 2025	5,000	4,814

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7s, 2021 (Canada)	5,000	2,588

Glencore Finance Canada, Ltd. 144A company guaranty sr.
unsec. unsub. notes 6s, 2041 (Canada)	5,000	3,500

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 4 5/8s, 2024	5,000	3,787

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 4s, 2025	3,000	2,160

Retirement Income Fund Lifestyle 2	25

CORPORATE BONDS AND NOTES (8.5%)* cont.	Principal amount	Value

Basic materials cont.
Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 2 7/8s, 2020	$2,000	$1,665

HudBay Minerals, Inc. company guaranty sr. unsec. notes
9 1/2s, 2020 (Canada)	5,000	2,838

Huntsman International, LLC company guaranty sr. unsec.
unsub. notes 4 7/8s, 2020	10,000	9,425

INVISTA Finance, LLC 144A company guaranty sr. notes
4 1/4s, 2019	3,000	2,865

LyondellBasell Industries NV sr. unsec. unsub. notes
4 5/8s, 2055	5,000	4,108

NOVA Chemicals Corp. 144A sr. unsec. notes 5s, 2025 (Canada)	2,000	1,960

Packaging Corp. of America sr. unsec. unsub. notes 4 1/2s, 2023	5,000	5,180

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2024	95,000	89,046

WestRock MWV, LLC company guaranty sr. unsec. unsub.
notes 8.2s, 2030	5,000	6,360

WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95s, 2031	5,000	6,199

		164,677
Capital goods (0.2%)
Amstead Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5s, 2022	5,000	4,900

Delphi Corp. company guaranty sr. unsec. notes 5s, 2023	5,000	5,125

KLX, Inc. 144A company guaranty sr. unsec. notes 5 7/8s, 2022	5,000	4,763

Medtronic, Inc. company guaranty sr. unsec. sub. notes
4 3/8s, 2035	3,000	3,105

Medtronic, Inc. company guaranty sr. unsec. sub. notes
3 1/2s, 2025	2,000	2,100

TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6 1/2s, 2024	5,000	4,875

United Technologies Corp. sr. unsec. unsub. notes 4 1/2s, 2042	5,000	5,158

		30,026
Communication services (1.4%)
American Tower Corp. sr. unsec. notes 4s, 2025 R	10,000	9,981

CC Holdings GS V, LLC/Crown Castle GS III Corp. company
guaranty sr. notes 3.849s, 2023	5,000	5,037

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. bonds 5 1/8s, 2023	10,000	9,975

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022	5,000	5,038

CCO Safari II, LLC 144A company guaranty sr. notes
6.484s, 2045	3,000	3,163

CCO Safari II, LLC 144A company guaranty sr. notes
4.908s, 2025	2,000	2,052

Comcast Cable Communications Holdings, Inc. company
guaranty sr. unsec. notes 9.455s, 2022	5,000	6,991

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.95s, 2037	10,000	13,311

Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023 R	7,000	7,411

Crown Castle International Corp. sr. unsec. notes 4 7/8s, 2022 R	5,000	5,238

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	10,000	10,150

26	Retirement Income Fund Lifestyle 2

CORPORATE BONDS AND NOTES (8.5%)* cont.	Principal amount	Value

Communication services cont.
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5 7/8s, 2024	$5,000	$4,493

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7 3/4s, 2021 (Luxembourg)	5,000	1,500

Koninklijke KPN NV sr. unsec. unsub. bonds 8 3/8s,
2030 (Netherlands)	5,000	6,519

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 6 1/8s, 2021	10,000	10,450

Rogers Communications, Inc. company guaranty sr. unsec.
bonds 8 3/4s, 2032 (Canada)	4,000	5,418

Sprint Corp. company guaranty sr. unsec. sub. notes
7 1/4s, 2021	35,000	26,338

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2022	15,000	15,450

Telefonica Emisiones SAU company guaranty sr. unsec. unsub.
notes 7.045s, 2036 (Spain)	5,000	5,940

Verizon Communications, Inc. sr. unsec. unsub. notes 5.9s,
2054 (units)	200	5,276

Verizon Communications, Inc. sr. unsec. unsub. notes
5.05s, 2034	5,000	4,983

Verizon Communications, Inc. sr. unsec. unsub. notes
4.522s, 2048	16,000	14,601

Verizon Communications, Inc. sr. unsec. unsub. notes 4.4s, 2034	5,000	4,697

Verizon New York, Inc. company guaranty sr. unsec. notes
Ser. B, 7 3/8s, 2032	1,000	1,123

West Corp. 144A company guaranty sr. unsec. sub. notes
5 3/8s, 2022	5,000	4,475

		189,610
Conglomerates (0.1%)
General Electric Co. jr. unsec. sub. FRB Ser. D, 5s,
perpetual maturity	8,000	8,120

		8,120
Consumer cyclicals (1.4%)
21st Century Fox America, Inc. company guaranty sr. unsec.
notes 7.85s, 2039	5,000	6,486

21st Century Fox America, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2045	5,000	6,301

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020	5,000	5,416

Bed Bath & Beyond, Inc. sr. unsec. sub. notes 5.165s, 2044	5,000	4,029

CBS Corp. company guaranty sr. unsec. debs. 7 7/8s, 2030	10,000	12,558

D.R. Horton, Inc. company guaranty sr. unsec. sub. notes
5 3/4s, 2023	5,000	5,263

Dana Holding Corp. sr. unsec. notes 6s, 2023	5,000	4,775

Dollar General Corp. sr. unsec. sub. notes 3 1/4s, 2023	5,000	4,935

Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.95s, 2020	5,000	5,433

Ford Motor Co. sr. unsec. unsub. notes 9.98s, 2047	2,000	2,841

Ford Motor Co. sr. unsec. unsub. notes 7.45s, 2031	6,000	7,350

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	5,000	5,904

General Motors Co. sr. unsec. unsub. notes 6 3/4s, 2046	3,000	3,138

Retirement Income Fund Lifestyle 2	27

CORPORATE BONDS AND NOTES (8.5%)* cont.	Principal amount	Value

Consumer cyclicals cont.
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 3s, 2017	$2,000	$2,002

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4s, 2025	3,000	2,779

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 3.45s, 2022	5,000	4,717

Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R	5,000	5,343

Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021	5,000	4,919

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5 7/8s, 2021	5,000	5,150

JC Penney Corp, Inc. company guaranty sr. unsec. unsub. notes
5.65s, 2020	5,000	4,575

L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021	2,000	2,235

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 6.9s, 2029	3,000	3,161

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2028	3,000	3,211

McGraw Hill Financial, Inc. company guaranty sr. unsec. unsub.
notes 4.4s, 2026	2,000	2,100

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec.
sub. notes 8 3/4s, 2021 ‡‡	10,000	6,025

Nordstrom, Inc. sr. unsec. notes 5s, 2044	2,000	1,897

Nordstrom, Inc. sr. unsec. unsub. notes 6.95s, 2028	5,000	6,002

Owens Corning company guaranty sr. unsec. sub. notes 9s, 2019	5,000	5,781

Priceline Group, Inc. (The) sr. unsec. notes 3.65s, 2025	4,000	3,994

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2026	5,000	5,056

QVC, Inc. company guaranty sr. notes 4.85s, 2024	2,000	1,933

QVC, Inc. company guaranty sr. sub. notes 4.45s, 2025	2,000	1,865

Regal Entertainment Group sr. unsec. sub. notes 5 3/4s, 2022	5,000	5,056

Scientific Games International, Inc. company guaranty sr. unsec.
notes 10s, 2022	10,000	7,850

Sirius XM Radio, Inc. 144A company guaranty sr. unsec. unsub.
notes 5 7/8s, 2020	5,000	5,225

TEGNA, Inc. 144A company guaranty sr. unsec. unsub. notes
4 7/8s, 2021	2,000	2,050

Tiffany & Co. sr. unsec. unsub. notes 4.9s, 2044	5,000	4,665

Vulcan Materials Co. sr. unsec. unsub. notes 4 1/2s, 2025	2,000	1,975

Walt Disney Co. (The) sr. unsec. notes 2 3/4s, 2021	5,000	5,206

		179,201
Consumer staples (0.6%)
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 8.2s, 2039	10,000	14,767

BlueLine Rental Finance Corp. 144A notes 7s, 2019	10,000	7,325

ConAgra Foods, Inc. sr. unsec. notes 7s, 2019	2,000	2,265

Constellation Brands, Inc. company guaranty sr. unsec. notes
3 7/8s, 2019	2,000	2,071

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2022	5,000	5,625

28	Retirement Income Fund Lifestyle 2

CORPORATE BONDS AND NOTES (8.5%)* cont.	Principal amount	Value

Consumer staples cont.
Corrections Corp. of America company guaranty sr. unsec. notes
4 5/8s, 2023 R	$2,000	$2,010

CVS Health Corp. 144A sr. unsec. sub. notes 4 3/4s, 2022	12,000	13,136

CVS Pass-Through Trust 144A sr. mtge. notes 4.704s, 2036	4,716	4,913

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
bonds 4 1/2s, 2045	5,000	4,647

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 7s, 2037	10,000	12,301

Kraft Foods Group, Inc. company guaranty sr. unsec. notes
Ser. 144A, 6 7/8s, 2039	5,000	6,136

Kroger Co. (The) company guaranty sr. unsec. unsub.
notes 6.9s, 2038	5,000	6,408

Tyson Foods, Inc. company guaranty sr. unsec. bonds
4 7/8s, 2034	2,000	2,054

		83,658
Energy (0.3%)
Anadarko Petroleum Corp. sr. unsec. notes 6.45s, 2036	5,000	4,151

Anadarko Petroleum Corp. sr. unsec. notes 5.95s, 2016	2,000	2,009

Archrock Partners LP/Archrock Partners Finance Corp.
company guaranty sr. unsec. notes 6s, 2022	5,000	3,275

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 2.315s, 2020 (United Kingdom)	5,000	4,881

California Resources Corp. company guaranty sr. unsec. sub.
notes 5s, 2020	2,000	260

Chesapeake Energy Corp. 144A company guaranty
notes 8s, 2022	2,000	780

DCP Midstream Operating LP company guaranty sr. unsec.
notes 2.7s, 2019	5,000	4,101

EQT Midstream Partners LP company guaranty sr. unsec. sub.
notes 4s, 2024	2,000	1,516

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022	1,000	730

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2031	10,000	9,050

Statoil ASA company guaranty sr. unsec. notes 5.1s,
2040 (Norway)	5,000	4,997

Williams Cos., Inc. (The) sr. unsec. sub. notes 4.55s, 2024	5,000	3,750

Williams Partners LP sr. unsec. sub. notes 5.4s, 2044	3,000	2,063

Williams Partners LP sr. unsec. sub. notes 4.3s, 2024	2,000	1,560

		43,123
Financials (2.1%)
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020	15,000	16,575

Ally Financial, Inc. sub. unsec. notes 5 3/4s, 2025	5,000	4,850

American Express Co. jr. unsec. sub. FRN Ser. C, 4.9s,
perpetual maturity	5,000	4,364

American International Group, Inc. jr. unsec. sub. FRB
8.175s, 2058	4,000	4,990

Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.1s,
perpetual maturity	9,000	8,708

Retirement Income Fund Lifestyle 2	29

CORPORATE BONDS AND NOTES (8.5%)* cont.	Principal amount	Value

Financials cont.
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6 1/2s,
perpetual maturity	$10,000	$10,200

Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.3s, 2043	5,000	4,914

Cantor Fitzgerald LP 144A unsec. notes 6 1/2s, 2022	5,000	5,214

Capital One Financial Corp. unsec. sub. notes 4.2s, 2025	5,000	4,906

CBRE Services, Inc. company guaranty sr. unsec. notes
5 1/4s, 2025	2,000	2,070

CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2026	3,000	3,025

CIT Group, Inc. sr. unsec. unsub. notes 5s, 2022	20,000	20,075

Citigroup, Inc. jr. unsec. sub. FRB Ser. B, 5.9s, perpetual maturity	2,000	1,901

Citigroup, Inc. jr. unsec. sub. FRN Ser. Q, 5.95s,
perpetual maturity	18,000	16,920

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	2,000	2,403

Duke Realty LP company guaranty sr. unsec. unsub. notes
3 7/8s, 2021 R	5,000	5,155

EPR Properties company guaranty sr. unsec. sub. notes
5 1/4s, 2023 R	2,000	2,050

Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4 7/8s, 2024	2,000	1,985

Healthcare Realty Trust, Inc. sr. unsec. unsub. notes
3 7/8s, 2025 R	5,000	4,848

HSBC Capital Funding LP 144A company guaranty jr. unsec.
sub. FRB 10.176s, perpetual maturity (United Kingdom)	15,000	21,734

HSBC Finance Corp. unsec. sub. notes 6.676s, 2021	5,000	5,563

JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z, 5.3s,
perpetual maturity	5,000	4,870

KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6 3/8s, 2020	5,000	5,812

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037	5,000	5,469

Liberty Property LP sr. unsec. unsub. notes 3 3/8s, 2023 R	5,000	4,876

Massachusetts Mutual Life Insurance Co. 144A unsec. sub. notes
8 7/8s, 2039	3,000	4,363

Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. unsec. notes 5 7/8s, 2022	2,000	2,080

PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021	5,000	4,375

Progressive Corp. (The) jr. unsec. sub. FRN 6.7s, 2037	12,000	11,424

Prudential Financial, Inc. jr. unsec. sub. FRN 5.2s, 2044	5,000	4,688

Royal Bank of Scotland PLC (The) unsec. sub. FRN Ser. REGS,
9 1/2s, 2022 (United Kingdom)	5,000	5,263

Santander UK PLC 144A unsec. sub. notes 5s, 2023
(United Kingdom)	10,000	10,107

Select Income REIT sr. unsec. unsub. notes 3.6s, 2020 R	5,000	4,990

Select Income REIT sr. unsec. unsub. notes 2.85s, 2018 R	5,000	4,984

Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6s, 2020	10,000	8,713

Teachers Insurance & Annuity Association of America 144A
unsec. sub. FRN 4 3/8s, 2054	2,000	2,033

30	Retirement Income Fund Lifestyle 2

CORPORATE BONDS AND NOTES (8.5%)* cont.	Principal amount	Value

Financials cont.
USI, Inc./NY 144A sr. unsec. notes 7 3/4s, 2021	$5,000	$4,600

Vereit Operating Partnership LP company guaranty sr. unsec.
notes 4.6s, 2024 R	7,000	6,650

Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5 7/8s,
perpetual maturity	15,000	15,806

Willis Towers Watson PLC company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021	5,000	5,547

WP Carey, Inc. sr. unsec. unsub. notes 4.6s, 2024 R	5,000	5,067

		274,167
Health care (0.5%)
AbbVie, Inc. sr. unsec. notes 3.6s, 2025	2,000	2,042

Actavis Funding SCS company guaranty sr. unsec. notes 4 3/4s,
2045 (Luxembourg)	3,000	3,068

DPx Holdings BV 144A sr. unsec. sub. notes 7 1/2s,
2022 (Netherlands)	10,000	9,550

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. sub. notes 5 5/8s, 2019	2,000	2,173

HCA, Inc. company guaranty sr. sub. notes 5s, 2024	5,000	5,100

HCA, Inc. company guaranty sr. sub. notes 3 3/4s, 2019	15,000	15,263

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4 1/2s, 2027 R	5,000	4,800

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95s, 2024 R	5,000	5,111

Service Corp. International/US sr. unsec. unsub. notes
5 3/8s, 2024	15,000	15,956

		63,063
Technology (0.1%)
Apple, Inc. sr. unsec. notes 3.45s, 2024	5,000	5,281

Apple, Inc. sr. unsec. unsub. notes 3.85s, 2043	3,000	2,803

Jabil Circuit, Inc. sr. unsec. sub. notes 8 1/4s, 2018	2,000	2,165

Plantronics, Inc. 144A company guaranty sr. unsec. notes
5 1/2s, 2023	5,000	4,775

		15,024
Transportation (—%)
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6 3/8s, 2023	5,000	4,463

		4,463
Utilities and power (0.6%)
AES Corp./Virginia (The) sr. unsec. notes 8s, 2020	5,000	5,488

Consolidated Edison Co. of New York, Inc. sr. unsec. unsub.
notes 4.2s, 2042	5,000	5,052

Duke Energy Carolinas, LLC sr. mtge. notes 4 1/4s, 2041	5,000	5,209

Electricite de France (EDF) 144A sr. unsec. notes 6.95s,
2039 (France)	5,000	6,204

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	5,000	4,102

Enterprise Products Operating, LLC company guaranty sr.
unsec. unsub. notes 4.85s, 2042	5,000	4,257

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2022	10,000	2,700

FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023	6,000	6,262

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.4s, 2044	2,000	1,565

Retirement Income Fund Lifestyle 2	31

CORPORATE BONDS AND NOTES (8.5%)* cont.	Principal amount	Value

Utilities and power cont.
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3 1/2s, 2021	$5,000	$4,528

Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.05s, 2019	2,000	1,832

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.2s, 2022	10,000	10,737

Puget Sound Energy, Inc. jr. unsec. sub. FRN Ser. A,
6.974s, 2067	5,000	3,625

Texas-New Mexico Power Co. 144A 1st sr. bonds Ser. A,
9 1/2s, 2019	5,000	5,926

Westar Energy, Inc. sr. mtge. notes 4 1/8s, 2042	5,000	5,109

		72,596

Total corporate bonds and notes (cost $1,207,107)		$1,127,728

U.S. TREASURY OBLIGATIONS (7.9%)*	Principal amount	Value

U.S. Treasury Bonds
3 3/4s, November 15, 2043 §	$30,000	$37,434
2 3/4s, August 15, 2042	80,000	82,900

U.S. Treasury Notes
2 3/4s, November 15, 2023	20,000	21,706
2 3/8s, August 15, 2024 ∆	110,000	116,110
2s, November 30, 2020	120,000	124,123
1 3/4s, May 31, 2016	130,000	130,430
1 3/8s, September 30, 2018	40,000	40,542
1 1/8s, December 31, 2019	140,000	140,085
1s, August 31, 2016 §	140,000	140,326
3/4s, March 31, 2018	160,000	159,813
3/4s, December 31, 2017	60,000	59,943

Total U.S. treasury obligations (cost $1,020,447)		$1,053,412

CONVERTIBLE BONDS AND NOTES (2.6%)*	Principal amount	Value

Basic materials (—%)
Cemex SAB de CV cv. unsec. sub. notes 3 3/4s, 2018 (Mexico)	$3,000	$2,758

		2,758
Capital goods (—%)
General Cable Corp. cv. unsec. sub. notes stepped-coupon
4 1/2s (2 1/4s, 11/15/19) 2029 ††	4,000	1,490

WESCO International, Inc. cv. company guaranty sr. unsec.
notes 6s, 2029	2,000	3,120

		4,610
Communication services (—%)
Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
cv. company guaranty sr. unsec. notes 8 1/4s, 2040	1,000	965

Powerwave Technologies, Inc. cv. unsec. sub. notes 3 7/8s, 2027
(In default) † F	7,000	1

TeleCommunication Systems, Inc. cv. sr. unsec. notes
7 3/4s, 2018	4,000	4,090

		5,056

32	Retirement Income Fund Lifestyle 2

CONVERTIBLE BONDS AND NOTES (2.6%)* cont.	Principal amount	Value

Consumer cyclicals (0.6%)
CalAtlantic Group, Inc. cv. company guaranty sr. unsec. unsub.
notes 1 5/8s, 2018	$5,000	$5,813

CalAtlantic Group, Inc. cv. company guaranty sr. unsec. unsub.
notes 1 1/4s, 2032	4,000	4,133

Jarden Corp. cv. company guaranty sr. unsec. sub. bonds
1 1/8s, 2034	9,000	10,508

Lennar Corp. 144A cv. company guaranty sr. unsec. notes
2 3/4s, 2020	4,000	7,543

Liberty Interactive, LLC cv. sr. unsec. notes 3 1/2s, 2031	9,000	4,669

Liberty Interactive, LLC cv. sr. unsec. unsub. bonds 3/4s, 2043	5,000	7,769

Macquarie Infrastructure Corp. cv. sr. unsec. sub. notes
2 7/8s, 2019	8,000	8,495

Navistar International Corp. cv. sr. unsec. sub. bonds
4 3/4s, 2019	6,000	2,213

Priceline Group, Inc. (The) cv. sr. unsec. unsub. notes 1s, 2018	6,000	8,411

Tesla Motors, Inc. cv. sr. unsec. sub. notes 1 1/4s, 2021	16,000	12,570

TiVo, Inc. cv. sr. unsec. bonds 2s, 2021	6,000	5,100

		77,224
Consumer staples (0.1%)
Vector Group, Ltd. cv. sr. unsec. sub. FRN 2 1/2s, 2019	7,000	10,409

		10,409
Energy (0.1%)
Chesapeake Energy Corp. cv. company guaranty sr. unsec.
notes 2 1/4s, 2038	13,000	3,380

Cobalt International Energy, Inc. cv. sr. unsec. unsub. notes
2 5/8s, 2019	12,000	5,430

Energy XXI, Ltd. cv. sr. unsec. bonds 3s, 2018 (acquired various
dates from 11/19/13 to 1/24/14, cost $3,933) (In default) †∆∆	4,000	10

Hornbeck Offshore Services, Inc. cv. company guaranty sr.
unsec. notes 1 1/2s, 2019	3,000	1,275

SEACOR Holdings, Inc. cv. sr. unsec. bonds 3s, 2028	5,000	3,016

Stone Energy Corp. cv. company guaranty sr. unsec. sub. notes
1 3/4s, 2017	8,000	4,400

		17,511
Financials (0.3%)
Blackstone Mortgage Trust, Inc. cv. sr. unsec. unsub. notes
5 1/4s, 2018 R	5,000	5,063

Fidelity National Financial, Inc. cv. sr. unsec. unsub. notes
4 1/4s, 2018	2,000	3,609

Forest City Realty Trust, Inc. cv. sr. unsec. notes 4 1/4s, 2018	7,000	7,376

Hercules Capital, Inc. cv. sr. unsec. unsub. notes 6s, 2016	4,000	4,115

Radian Group, Inc. cv. sr. unsec. notes 2 1/4s, 2019	4,000	4,550

Starwood Property Trust, Inc. cv. sr. unsec. unsub.
notes 4s, 2019 R	7,000	6,768

TCP Capital Corp. cv. sr. unsec. bonds 5 1/4s, 2019	8,000	7,525

Walter Investment Management Corp. cv. sr. unsec. sub. notes
4 1/2s, 2019	2,000	1,075

		40,081
Health care (0.5%)
Accuray, Inc. cv. sr. unsec. notes 3 3/4s, 2016	6,000	5,891

AMAG Pharmaceuticals, Inc. cv. sr. unsec. unsub. notes
2 1/2s, 2019	2,000	2,296

Retirement Income Fund Lifestyle 2	33

CONVERTIBLE BONDS AND NOTES (2.6%)* cont.	Principal amount	Value

Health care cont.
Brookdale Senior Living, Inc. cv. sr. unsec. unsub. notes
2 3/4s, 2018	$8,000	$7,570

China Medical Technologies, Inc. cv. sr. unsec. bonds Ser. CMT,
4s, 2016 (China) (In default) † F	5,000	400

China Medical Technologies, Inc. 144A cv. sr. unsec. notes
6 1/4s, 2016 (China) (In default) † F	3,000	210

Gilead Sciences, Inc. cv. sr. unsec. notes 1 5/8s, 2016	2,000	7,719

HealthSouth Corp. cv. sr. unsec. sub. notes 2s, 2043	7,000	7,494

Hologic, Inc. cv. sr. unsec. unsub. notes stepped-coupon 2s
(zero %, 3/1/18) 2042 ††	9,000	11,593

Jazz Investments I, Ltd. cv. company guaranty sr. unsec. sub.
bonds 1 7/8s, 2021 (Ireland)	10,000	10,038

Medidata Solutions, Inc. cv. sr. unsec. notes 1s, 2018	4,000	3,920

Teleflex, Inc. cv. sr. unsec. sub. notes 3 7/8s, 2017	3,000	6,981

		64,112
Technology (0.9%)
Avid Technology, Inc. 144A cv. sr. unsec. notes 2s, 2020	2,000	1,268

Ciena Corp. cv. sr. unsec. notes 4s, 2020	7,000	9,008

Citrix Systems, Inc. cv. sr. unsec. notes 1/2s, 2019	5,000	5,391

Intel Corp. cv. jr. unsec. sub. notes 3 1/4s, 2039	4,000	5,935

j2 Global, Inc. cv. sr. unsec. notes 3 1/4s, 2029	6,000	7,313

Micron Technology, Inc. cv. sr. unsec. bonds 3s, 2043	9,000	6,233

Micron Technology, Inc. cv. sr. unsec. bonds Ser. E, 1 5/8s, 2033	8,000	9,475

Novatel Wireless, Inc. 144A cv. sr. unsec. unsub. notes
5 1/2s, 2020	2,000	1,309

Novellus Systems, Inc. cv. company guaranty sr. unsec. notes
2 5/8s, 2041	4,000	8,685

NVIDIA Corp. cv. sr. unsec. bonds 1s, 2018	8,000	12,860

ON Semiconductor Corp. cv. company guaranty sr. unsec. sub.
notes Ser. B, 2 5/8s, 2026	5,000	5,213

Safeguard Scientifics, Inc. cv. sr. unsec. bonds 5 1/4s, 2018	8,000	8,270

salesforce.com, Inc. cv. sr. unsec. unsub. notes 1/4s, 2018	8,000	9,540

SanDisk Corp. cv. sr. unsec. notes 1 1/2s, 2017	2,000	3,034

TTM Technologies, Inc. cv. sr. unsec. notes 1 3/4s, 2020	4,000	3,465

Verint Systems, Inc. cv. sr. unsec. notes 1 1/2s, 2021	5,000	4,538

Yahoo!, Inc. cv. sr. unsec. bonds zero %, 2018	11,000	10,718

		112,255
Transportation (0.1%)
Atlas Air Worldwide Holdings, Inc. cv. sr. unsec. bonds
2 1/4s, 2022	3,000	2,288

Echo Global Logistics, Inc. cv. sr. unsec. notes 2 1/2s, 2020	4,000	3,803

Scorpio Tankers, Inc. 144A cv. sr. unsec. sub. notes 2 3/8s, 2019	8,000	6,505

		12,596

Total convertible bonds and notes (cost $386,217)		$346,612

34	Retirement Income Fund Lifestyle 2

MORTGAGE-BACKED SECURITIES (2.4%)*	Principal amount	Value

Citigroup Commercial Mortgage Trust
FRB Ser. 07-C6, Class A4, 5.714s, 2049	$11,000	$11,362
Ser. 14-GC21, Class AS, 4.026s, 2047	13,000	13,621
Ser. 14-GC23, Class AS, 3.863s, 2047 F	11,000	11,629

COMM Mortgage Pass-Through Certificates
FRB Ser. 12-CR3, Class XA, IO, 1.945s, 2045	96,807	8,694
FRB Ser. 14-CR14, Class XA, IO, 0.723s, 2047	513,472	20,108

COMM Mortgage Trust
Ser. 12-CR1, Class AM, 3.912s, 2045	13,000	13,720
FRB Ser. 14-LC15, Class XA, IO, 1.39s, 2047 F	97,840	6,706
FRB Ser. 14-CR18, Class XA, IO, 1.282s, 2047	98,593	6,414
FRB Ser. 14-CR16, Class XA, IO, 1.245s, 2047	121,669	7,621
FRB Ser. 13-LC13, Class XA, IO, 1.224s, 2046	153,496	8,938
FRB Ser. 14-UBS6, Class XA, IO, 1.07s, 2047	198,146	12,254

JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 04-LN2, Class A2, 5.115s, 2041	765	766

Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 13-C11, Class AS, 4.414s, 2046	10,000	10,871
FRB Ser. 13-C13, Class XA, IO, 1.167s, 2046	230,946	14,072
FRB Ser. 13-C12, Class XA, IO, 0.967s, 2046	325,091	13,085

Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB
Ser. 12-C6, Class XA, IO, 2.074s, 2045	140,807	10,392

Morgan Stanley Capital I Trust Ser. 07-IQ14, Class A2,
5.61s, 2049	7,115	7,120

Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 5.246s, 2043	14,572	14,601

UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C2,
Class XA, IO, 1.664s, 2063	295,878	18,079

UBS-Citigroup Commercial Mortgage Trust 144A Ser. 11-C1,
Class AS, 5.154s, 2045	10,000	11,226

Wells Fargo Commercial Mortgage Trust FRB Ser. 13-LC12,
Class AS, 4.298s, 2046	10,000	10,980

WF-RBS Commercial Mortgage Trust
Ser. 13-C18, Class AS, 4.387s, 2046	20,000	21,470
Ser. 13-UBS1, Class AS, 4.306s, 2046	12,000	12,813
Ser. 13-C12, Class AS, 3.56s, 2048	10,000	10,240
Ser. 12-C9, Class AS, 3.388s, 2045	10,000	10,190

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 12-C9, Class XA, IO, 2.16s, 2045	93,251	8,400
FRB Ser. 12-C10, Class XA, IO, 1.74s, 2045	100,950	8,171
FRB Ser. 13-C12, Class XA, IO, 1.409s, 2048	209,634	13,638

Total mortgage-backed securities (cost $321,958)		$317,181

Retirement Income Fund Lifestyle 2	35

CONVERTIBLE PREFERRED STOCKS (1.8%)*	Shares	Value

Basic materials (0.1%)
Alcoa, Inc. Ser. 1, $2.688 cv. pfd.	198	$6,107

Weyerhaeuser Co. Ser. A, $3.188 cv. pfd. R	154	7,166

		13,273
Capital goods (—%)
Stericycle, Inc. $5.25 cv. pfd.	38	3,286

		3,286
Communication services (0.4%)
American Tower Corp. $5.50 cv. pfd. R	131	12,863

Cincinnati Bell, Inc. Ser. B, $3.378 cum. cv. pfd.	147	7,111

Crown Castle International Corp. Ser. A, $4.50 cv. pfd. R	67	7,119

Frontier Communications Corp. Ser. A, $11.125 cum. cv. pfd.	72	7,326

T-Mobile US, Inc. Ser. A, $2.75 cv. pfd.	179	11,481

		45,900
Consumer cyclicals (0.2%)
FelCor Lodging Trust, Inc. Ser. A, $0.488 cum. cv. pfd. R	215	5,399

Fiat Chrysler Automobiles NV Ser. FCAU, $7.875 cv. pfd. (Italy)	195	12,480

Stanley Black & Decker, Inc. $6.25 cv. pfd.	82	8,587

		26,466
Consumer staples (0.1%)
Tyson Foods, Inc. $2.375 cv. pfd.	153	11,040

		11,040
Energy (—%)
Halcon Resources Corp. Ser. A, 5.75% cv. pfd.	4	75

Southwestern Energy Co. Ser. B, $3.125 cv. pfd.	116	1,654

		1,729
Financials (0.5%)
Alexandria Real Estate Equities, Inc. Ser. D, $1.75 cv. pfd. R	220	6,095

AMG Capital Trust II $2.575 cv. pfd.	145	7,141

Banc of California, Inc. $4.00 cv. pfd.	72	5,107

Bank of America Corp. Ser. L, 7.25% cv. pfd.	17	18,573

EPR Properties Ser. C, $1.438 cv. pfd. R	363	9,055

iStar, Inc. $2.25 cv. pfd. R	89	3,379

Maiden Holdings, Ltd. Ser. B, $3.625 cv. pfd. (Bermuda)	98	4,390

Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	9	10,536

Welltower, Inc. Ser. I, $3.25 cv. pfd. R	121	7,060

		71,336
Health care (0.3%)
Alere, Inc. Ser. B, 3.00% cv. pfd.	13	5,028

Allergan PLC Ser. A, 5.50% cv. pfd.	20	19,320

Anthem, Inc. $2.63 cv. pfd.	120	5,309

Teva Pharmaceutical Industries, Ltd. 7.00% cv. pfd. (Israel) †	10	8,961

		38,618
Utilities and power (0.2%)
Dominion Resources, Inc./VA $3.188 cv. pfd.	145	7,035

Dynegy, Inc. Ser. A, $5.375 cv. pfd.	40	1,502

El Paso Energy Capital Trust I $2.375 cv. pfd.	145	6,312

Exelon Corp. $3.25 cv. pfd.	187	8,359

		23,208

Total convertible preferred stocks (cost $244,519)		$234,856

36	Retirement Income Fund Lifestyle 2

ASSET-BACKED SECURITIES (0.5%)*	Principal amount		Value

Station Place Securitization Trust
FRB Ser. 15-4, Class A, 1.402s, 2016		$38,000	$38,000
FRB Ser. 15-2, Class A, 1.235s, 2016		28,000	28,000

Total asset-backed securities (cost $66,000)			$66,000

SENIOR LOANS (0.3%)* [c]	Principal amount		Value

Avaya, Inc. bank term loan FRN Ser. B7, 6 1/4s, 2020		$14,867	$8,821

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11 1/4s, 2017		18,906	16,460

CPG International, Inc. bank term loan FRN Ser. B, 4 3/4s, 2020		4,937	4,640

Gates Global, LLC/Gates Global Co. bank term loan FRN
4 1/4s, 2021		4,950	4,331

Grifols Worldwide Operations USA, Inc. bank term loan FRN
3.188s, 2021		4,925	4,905

Total senior loans (cost $47,851)			$39,157

SHORT-TERM INVESTMENTS (14.9%)*	Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.57% [d]	Shares	4,377	$4,377

Putnam Short Term Investment Fund 0.41% L	Shares	1,979,355	1,979,355

U.S. Treasury Bills 0.32%, May 12, 2016 #		$3,000	2,998

Total short-term investments (cost $1,986,730)			$1,986,730

TOTAL INVESTMENTS

Total investments (cost $13,847,983)			$13,284,143

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
bp	Basis Points
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
IO	Interest Only
OTC	Over-the-counter
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2015 through February 29, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $13,304,257.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

Retirement Income Fund Lifestyle 2	37

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $10, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

Ω Affiliated company (Note 5).

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $2,314,705 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 2/29/16 (aggregate face value $139,312) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Euro	Buy	3/16/16	$5,115	$5,106	$9

	Euro	Sell	3/16/16	5,115	5,137	22

Barclays Bank PLC
	Hong Kong Dollar	Buy	5/18/16	4,694	4,693	1

	Japanese Yen	Sell	5/18/16	3,783	3,526	(257)

Citibank, N.A.
	Danish Krone	Sell	3/16/16	2,758	2,617	(141)

	Japanese Yen	Sell	5/18/16	3,054	2,846	(208)

	New Zealand Dollar	Buy	4/20/16	329	335	(6)

38	Retirement Income Fund Lifestyle 2

FORWARD CURRENCY CONTRACTS at 2/29/16 (aggregate face value $139,312) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Credit Suisse International
	Australian Dollar	Buy	4/20/16	$2,991	$2,935	$56

	New Zealand Dollar	Sell	4/20/16	3,351	3,415	64

	Norwegian Krone	Sell	3/16/16	529	531	2

	Swedish Krona	Sell	3/16/16	2,851	2,815	(36)

	Swiss Franc	Buy	3/16/16	7,416	7,233	183

	Deutsche Bank AG
	Australian Dollar	Buy	4/20/16	7,549	7,652	(103)

	Euro	Buy	3/16/16	11,536	11,586	(50)

	Euro	Sell	3/16/16	11,536	11,434	(102)

HSBC Bank USA, National Association
	Euro	Sell	3/16/16	11,318	11,233	(85)

	JPMorgan Chase Bank N.A.
	British Pound	Buy	3/16/16	8,491	8,456	35

	British Pound	Sell	3/16/16	8,491	9,068	577

	Norwegian Krone	Sell	3/16/16	6,262	6,295	33

	Singapore Dollar	Buy	5/18/16	4,756	4,693	63

	State Street Bank and Trust Co.
	Australian Dollar	Buy	4/20/16	1,852	1,858	(6)

	British Pound	Buy	3/16/16	1,809	1,876	(67)

	British Pound	Sell	3/16/16	1,809	1,802	(7)

	Euro	Buy	3/16/16	1,959	1,958	1

	Euro	Sell	3/16/16	1,959	2,006	47

	Israeli Shekel	Sell	4/20/16	1,129	1,124	(5)

	Swedish Krona	Sell	3/16/16	2,057	2,050	(7)

	UBS AG
	Australian Dollar	Sell	4/20/16	1,424	1,431	7

	British Pound	Buy	3/16/16	1,392	2,161	(769)

	Swiss Franc	Buy	3/16/16	3,006	3,002	4

	WestPac Banking Corp.
	Japanese Yen	Buy	5/18/16	4,744	4,421	323

	New Zealand Dollar	Buy	4/20/16	3,942	4,017	(75)

	Total					$(497)

FUTURES CONTRACTS OUTSTANDING at 2/29/16 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Note 2 yr (Long)	2	$437,094	Jun-16	$(520)

U.S. Treasury Note 5 yr (Long)	1	120,984	Jun-16	(64)

Total				$(584)

Retirement Income Fund Lifestyle 2	39

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/29/16 (Unaudited)

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Barclays Bank PLC
EM Series 24 Index	BBB/P	$88,799	$787,920	12/20/20	100 bp	$1,590

Total		$88,799				$1,590

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at February 29, 2016. Securities rated by Putnam are indicated by “/P.”

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/29/16 (Unaudited)

		Upfront			Payments
		premium		Termi-	received	Unrealized
		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

NA HY Series 25	B+/P	$735	$967,000	12/20/20	500 bp	$1,647
Index

Total		$735				$1,647

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at February 29, 2016. Securities rated by Putnam are indicated by “/P.”

40	Retirement Income Fund Lifestyle 2

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$30,612	$41,415	$—

Capital goods	77,951	19,352	—

Communication services	41,397	31,365	—

Conglomerates	—	2,879	—

Consumer cyclicals	195,068	74,393	—

Consumer staples	108,559	51,519	—

Energy	73,431	48,764	—

Financials	567,043	93,992	—

Health care	164,289	43,068	—

Technology	223,786	1,895	—

Transportation	34,127	24,884	—

Utilities and power	36,150	22,531	—

Total common stocks	1,552,413	456,057	—

Asset-backed securities	—	66,000	—

Convertible bonds and notes	—	346,001	611

Convertible preferred stocks	1,654	233,202	—

Corporate bonds and notes	—	1,127,728	—

Investment companies	6,103,997	—	—

Mortgage-backed securities	—	317,181	—

Senior loans	—	39,157	—

U.S. treasury obligations	—	1,053,412	—

Short-term investments	1,979,355	7,375	—

Totals by level	$9,637,419	$3,646,113	$611

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(497)	$—

Futures contracts	(584)	—	—

Credit default contracts	—	(86,297)	—

Totals by level	$(584)	$(86,794)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Retirement Income Fund Lifestyle 2	41

Statement of assets and liabilities 2/29/16 (Unaudited)

ASSETS

Investment in securities, at value, including $4,153 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $5,414,526)	$5,336,459
Affiliated issuers (identified cost $8,433,457) (Notes 1 and 5)	7,947,684

Cash	5,383

Foreign currency (Note 1)	301

Dividends, interest and other receivables	108,069

Receivable for shares of the fund sold	141

Receivable for investments sold	4,990

Receivable from Manager (Note 2)	41,885

Receivable for variation margin (Note 1)	4,105

Unrealized appreciation on forward currency contracts (Note 1)	1,427

Unrealized appreciation on OTC swap contracts (Note 1)	1,590

Prepaid assets	23,735

Total assets	13,475,769

LIABILITIES

Payable for investments purchased	18,208

Payable for custodian fees (Note 2)	11,387

Payable for investor servicing fees (Note 2)	1,865

Payable for Trustee compensation and expenses (Note 2)	666

Payable for administrative services (Note 2)	28

Payable for distribution fees (Note 2)	5,676

Payable for auditing and tax fees	29,189

Payable for reports to shareholders	8,655

Premium received on OTC swap contracts (Note 1)	88,799

Unrealized depreciation on forward currency contracts (Note 1)	1,924

Collateral on securities loaned, at value (Note 1)	4,377

Other accrued expenses	738

Total liabilities	171,512

Net assets	$13,304,257

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$13,967,433

Undistributed net investment income (Note 1)	22,926

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(124,827)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(561,275)

Total — Representing net assets applicable to capital shares outstanding	$13,304,257

(Continued on next page)

42	Retirement Income Fund Lifestyle 2

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($12,359,426 divided by 1,282,516 shares)	$9.64

Offering price per class A share (100/96.00 of $9.64)*	$10.04

Net asset value and offering price per class B share ($226,637 divided by 23,820 shares)**	$9.51

Net asset value and offering price per class C share ($315,424 divided by 33,150 shares)**†	$9.51

Net asset value and redemption price per class M share ($125,208 divided by 13,013 shares)	$9.62

Offering price per class M share (100/96.75 of $9.62)***	$9.94

Net asset value, offering price and redemption price per class R share
($115,271 divided by 11,976 shares)	$9.63

Net asset value, offering price and redemption price per class Y share
($162,291 divided by 16,825 shares)	$9.65

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Retirement Income Fund Lifestyle 2	43

Statement of operations Six months ended 2/29/16 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $537) (including dividend income of $262,761 from investments
in affiliated issuers) (Note 5)	$301,894

Interest (including interest income of $2,706 from investments in affiliated issuers) (Note 5)	56,848

Securities lending (Note 1)	46

Total investment income	358,788

EXPENSES

Compensation of Manager (Note 2)	19,961

Investor servicing fees (Note 2)	5,603

Custodian fees (Note 2)	21,978

Trustee compensation and expenses (Note 2)	270

Distribution fees (Note 2)	19,487

Administrative services (Note 2)	125

Reports to shareholders	12,051

Auditing and tax fees	29,926

Blue sky expense	38,122

Other	420

Fees waived and reimbursed by Manager (Note 2)	(97,509)

Total expenses	50,434

Expense reduction (Note 2)	(1)

Net expenses	50,433

Net investment income	308,355

Net realized loss on investments (including realized loss of $28,750 on sales of investments
in affiliated issuers) (Notes 1, 3, and 5)	(95,805)

Capital gain distributions from underlying Putnam Fund shares (Note 5)	30,790

Net increase from payments by affiliates (Note 2)	27

Net realized loss on swap contracts (Note 1)	(21,281)

Net realized gain on futures contracts (Note 1)	3,239

Net realized gain on foreign currency transactions (Note 1)	830

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	92

Net unrealized depreciation of investments, futures contracts and swap contracts
during the period	(613,887)

Net loss on investments	(695,995)

Net decrease in net assets resulting from operations	$(387,640)

The accompanying notes are an integral part of these financial statements.

44	Retirement Income Fund Lifestyle 2

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 2/29/16*	Year ended 8/31/15

Operations:
Net investment income	$308,355	$195,713

Net realized gain (loss) on investments
and foreign currency transactions	(82,200)	424,825

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(613,795)	(676,391)

Net decrease in net assets resulting from operations	(387,640)	(55,853)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(288,749)	(248,227)

Class B	(4,502)	(3,196)

Class C	(5,928)	(3,836)

Class M	(2,669)	(2,039)

Class R	(2,454)	(1,756)

Class Y	(3,849)	(3,340)

Net realized short-term gain on investments

Class A	(17,797)	(182,814)

Class B	(322)	(3,457)

Class C	(423)	(4,149)

Class M	(174)	(1,694)

Class R	(160)	(1,458)

Class Y	(225)	(2,187)

From net realized long-term gain on investments
Class A	(341,954)	(178,523)

Class B	(6,177)	(3,376)

Class C	(8,137)	(4,052)

Class M	(3,335)	(1,655)

Class R	(3,069)	(1,423)

Class Y	(4,321)	(2,119)

Increase from capital share transactions (Note 4)	144,894	2,813,569

Total increase (decrease) in net assets	(936,991)	2,108,415

NET ASSETS

Beginning of period	14,241,248	12,132,833

End of period (including undistributed net investment
income of $22,926 and $22,722, respectively)	$13,304,257	$14,241,248

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Retirement Income Fund Lifestyle 2	45

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	From	Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	tions	of period	value (%)[b]	(in thousands)	(%)[c,d,e]	(%)[d]	(%)

Class A
February 29, 2016**	$10.42	.23[f]	(.50)	(.27)	(.23)	(.28)	(.51)	$9.64	(2.71)*	$12,359	.35*	2.23*[f]	12*
August 31, 2015	10.95	.15[g]	(.21)	(.06)	(.19)	(.28)	(.47)	10.42	(.61)	13,269.70		1.37[g]	40
August 31, 2014	10.42	.16[h]	.72	.88	(.20)	(.15)	(.35)	10.95	8.59	11,238.70		1.45[h]	56
August 31, 2013	10.15	.09	.35	.44	(.08)	(.09)	(.17)	10.42	4.41	11,695.70		.89	29
August 31, 2012	9.75	.14[i]	.49	.63	(.23)	—	(.23)	10.15	6.62	10,110.70		1.40[i]	36
August 31, 2011†	10.00	.01	(.26)	(.25)	—	—	—	9.75	(2.50)*	9,431	.15*	.08*	11*

Class B
February 29, 2016**	$10.30	.19[f]	(.50)	(.31)	(.20)	(.28)	(.48)	$9.51	(3.14)*	$227	.72*	1.85*[f]	12*
August 31, 2015	10.85	.07[g]	(.21)	(.14)	(.13)	(.28)	(.41)	10.30	(1.38)	252	1.45	.63[g]	40
August 31, 2014	10.36	.07[h]	.72	.79	(.15)	(.15)	(.30)	10.85	7.73	199	1.45	.65[h]	56
August 31, 2013	10.11	.02	.35	.37	(.03)	(.09)	(.12)	10.36	3.72	181	1.45	.16	29
August 31, 2012	9.74	.06[i]	.49	.55	(.18)	—	(.18)	10.11	5.73	156	1.45	.66[i]	36
August 31, 2011†	10.00	(.01)	(.25)	(.26)	—	—	—	9.74	(2.60)*	153	.32*	(.09)*	11*

Class C
February 29, 2016**	$10.30	.18[f]	(.49)	(.31)	(.20)	(.28)	(.48)	$9.51	(3.14)*	$315	.72*	1.83*[f]	12*
August 31, 2015	10.85	.06[g]	(.20)	(.14)	(.13)	(.28)	(.41)	10.30	(1.38)	307	1.45	.60[g]	40
August 31, 2014	10.36	.06[h]	.73	.79	(.15)	(.15)	(.30)	10.85	7.73	290	1.45	.59[h]	56
August 31, 2013	10.11	.01	.36	.37	(.03)	(.09)	(.12)	10.36	3.72	237	1.45	.05	29
August 31, 2012	9.74	.06[i]	.49	.55	(.18)	—	(.18)	10.11	5.73	101	1.45	.65[i]	36
August 31, 2011†	10.00	(.01)	(.25)	(.26)	—	—	—	9.74	(2.60)*	98	.32*	(.09)*	11*

Class M
February 29, 2016**	$10.41	.21[f]	(.50)	(.29)	(.22)	(.28)	(.50)	$9.62	(2.93)*	$125	.47*	2.08*[f]	12*
August 31, 2015	10.94	.12[g]	(.20)	(.08)	(.17)	(.28)	(.45)	10.41	(.83)	129.95		1.09[g]	40
August 31, 2014	10.41	.13[h]	.73	.86	(.18)	(.15)	(.33)	10.94	8.34	135.95		1.17[h]	56
August 31, 2013	10.14	.07	.35	.42	(.06)	(.09)	(.15)	10.41	4.17	128.95		.65	29
August 31, 2012	9.75	.11[i]	.49	.60	(.21)	—	(.21)	10.14	6.27	124.95		1.15[i]	36
August 31, 2011†	10.00	—[j]	(.25)	(.25)	—	—	—	9.75	(2.50)*	119	.21*	.02*	11*

Class R
February 29, 2016**	$10.41	.21[f]	(.49)	(.28)	(.22)	(.28)	(.50)	$9.63	(2.83)*	$115	.47*	2.11*[f]	12*
August 31, 2015	10.94	.12[g]	(.20)	(.08)	(.17)	(.28)	(.45)	10.41	(.83)	116.95		1.09[g]	40
August 31, 2014	10.42	.13[h]	.72	.85	(.18)	(.15)	(.33)	10.94	8.25	112.95		1.17[h]	56
August 31, 2013	10.14	.07	.36	.43	(.06)	(.09)	(.15)	10.42	4.27	104.95		.65	29
August 31, 2012	9.75	.11[i]	.48	.59	(.20)	—	(.20)	10.14	6.22	101.95		1.15[i]	36
August 31, 2011†	10.00	—[j]	(.25)	(.25)	—	—	—	9.75	(2.50)*	97	.21*	.02*	11*

Class Y
February 29, 2016**	$10.43	.24[f]	(.50)	(.26)	(.24)	(.28)	(.52)	$9.65	(2.60)*	$162	.22*	2.33*[f]	12*
August 31, 2015	10.96	.17[g]	(.20)	(.03)	(.22)	(.28)	(.50)	10.43	(.38)	167.45		1.60[g]	40
August 31, 2014	10.43	.18[h]	.73	.91	(.23)	(.15)	(.38)	10.96	8.82	160.45		1.67[h]	56
August 31, 2013	10.15	.12	.35	.47	(.10)	(.09)	(.19)	10.43	4.75	150.45		1.16	29
August 31, 2012	9.76	.16[i]	.49	.65	(.26)	—	(.26)	10.15	6.82	102.45		1.66[i]	36
August 31, 2011†	10.00	.01	(.25)	(.24)	—	—	—	9.76	(2.40)*	98	.10*	.13*	11*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

46	Retirement Income Fund Lifestyle 2	Retirement Income Fund Lifestyle 2	47

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period June 13, 2011 (commencement of operations) to August 31, 2011.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

February 29, 2016	0.70%

August 31, 2015	1.18

August 31, 2014	1.11

August 31, 2013	0.81

August 31, 2012	2.03

August 31, 2011	1.04

e Expense ratios do not include expenses of the acquired funds.

f Reflects a dividend received by the fund from two issuers which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.16	1.58%

Class B	0.16	1.57

Class C	0.16	1.56

Class M	0.16	1.56

Class R	0.16	1.58

Class Y	0.16	1.56

g Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.05	0.44%

Class B	0.05	0.45

Class C	0.05	0.43

Class M	0.05	0.42

Class R	0.05	0.42

Class Y	0.05	0.43

48	Retirement Income Fund Lifestyle 2

h Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.05	0.51%

Class B	0.05	0.48

Class C	0.05	0.45

Class M	0.05	0.50

Class R	0.05	0.49

Class Y	0.05	0.49

i Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.06	0.64%

Class B	0.06	0.65

Class C	0.06	0.64

Class M	0.06	0.64

Class R	0.06	0.64

Class Y	0.06	0.64

j Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Retirement Income Fund Lifestyle 2	49

Notes to financial statements 2/29/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2015 through February 29, 2016.

Putnam Retirement Income Fund Lifestyle 2 (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek current income consistent with what Putnam Management believes to be prudent risk. The fund’s asset allocation strategy may be attractive to investors who are in or near retirement, or who otherwise intend to make periodic withdrawals of their investment in the near future. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations between fixed-income and equity investments from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The fund invests mainly in a combination of bonds and common stocks of U.S. and non-U.S. companies and in Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund, which are other Putnam mutual funds and referred to as underlying funds. The fund may invest without limit in bonds that are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”) and have short- to long-term maturities. The fund also invests in other fixed-income securities, such as mortgage-backed investments, and invests in money market securities or affiliated money market or short-term investment funds for cash management. The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of companies of any size. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments, and, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. Putnam Management may also select other investments that do not fall within these asset classes.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and effective November 1, 2015, class M shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect

50	Retirement Income Fund Lifestyle 2

to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Retirement Income Fund Lifestyle 2	51

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was

52	Retirement Income Fund Lifestyle 2

opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as

Retirement Income Fund Lifestyle 2	53

reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $88,962 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $110,833 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $4,377 and the value of securities loaned amounted to $4,153.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $13,887,154, resulting in gross unrealized appreciation and depreciation of $266,560 and $869,571, respectively, or net unrealized depreciation of $603,011.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with

54	Retirement Income Fund Lifestyle 2

income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee, computed and paid monthly, (based on the fund’s average net assets, excluding assets that are invested in other Putnam funds that charge a management fee) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,

0.630%	of the next $5 billion,	0.460%	of the next $50 billion,

0.580%	of the next $10 billion,	0.450%	of the next $100 billion and

0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through December 30, 2016, to the extent that expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, extraordinary expenses, payments under the fund’s distribution plans, and acquired fund fees and expenses, but including payments under the fund’s investor servicing and investment management contracts) would exceed an annual rate of 0.45% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $1,977 as a result of this limit.

Putnam Management has also contractually agreed, through December 30, 2016, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets, that do not represent the fund’s investments in other Putnam funds, other than Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $95,532 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management has agreed to reimburse the fund $27 for a compliance exception which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Retirement Income Fund Lifestyle 2	55

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$5,221	Class R	47

Class B	93	Class Y	67

Class C	124	Total	$5,603

Class M	51

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $5, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$16,181	Class M	319

Class B	1,159	Class R	290

Class C	1,538	Total	$19,487

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $156 and no monies from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

56	Retirement Income Fund Lifestyle 2

A deferred sales charge of up to 1.00% and 0.40% (no longer applicable November 1, 2015) is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$1,307,238	$1,361,594

U.S. government securities (Long-term)	148,854	246,780

Total	$1,456,092	$1,608,374

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 2/29/16		Year ended 8/31/15

Class A	Shares	Amount	Shares	Amount

Shares sold	12,892	$132,155	342,390	$3,707,607

Shares issued in connection with
reinvestment of distributions	30,639	303,621	27,640	293,048

	43,531	435,776	370,030	4,000,655

Shares repurchased	(34,031)	(338,427)	(123,024)	(1,313,504)

Net increase	9,500	$97,349	247,006	$2,687,151

	Six months ended 2/29/16		Year ended 8/31/15

Class B	Shares	Amount	Shares	Amount

Shares sold	629	$6,418	7,283	$78,658

Shares issued in connection with
reinvestment of distributions	1,126	11,001	956	10,016

	1,755	17,419	8,239	88,674

Shares repurchased	(2,431)	(24,798)	(2,052)	(21,608)

Net increase (decrease)	(676)	$(7,379)	6,187	$67,066

	Six months ended 2/29/16		Year ended 8/31/15

Class C	Shares	Amount	Shares	Amount

Shares sold	4,901	$48,120	3,344	$35,778

Shares issued in connection with
reinvestment of distributions	1,226	11,982	945	9,907

	6,127	60,102	4,289	45,685

Shares repurchased	(2,783)	(27,362)	(1,182)	(12,398)

Net increase	3,344	$32,740	3,107	$33,287

Retirement Income Fund Lifestyle 2	57

	Six months ended 2/29/16		Year ended 8/31/15

Class M	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	625	6,178	509	5,388

	625	6,178	509	5,388

Shares repurchased	—	—	(467)	(5,039)

Net increase	625	$6,178	42	$349

	Six months ended 2/29/16		Year ended 8/31/15

Class R	Shares	Amount	Shares	Amount

Shares sold	1,016	$10,554	507	$5,418

Shares issued in connection with
reinvestment of distributions	574	5,683	438	4,637

	1,590	16,237	945	10,055

Shares repurchased	(781)	(8,128)	—	—

Net increase	809	$8,109	945	$10,055

	Six months ended 2/29/16		Year ended 8/31/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	—	$—	1,556	$17,069

Shares issued in connection with
reinvestment of distributions	841	8,343	716	7,596

	841	8,343	2,272	24,665

Shares repurchased	(47)	(446)	(822)	(9,004)

Net increase	794	$7,897	1,450	$15,661

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	674,487	52.59%	$6,502,055

Class B	10,898	45.75	103,640

Class C	10,898	32.87	103,640

Class M	10,965	84.26	105,483

Class R	10,965	91.56	105,593

Class Y	11,086	65.89	106,980

58	Retirement Income Fund Lifestyle 2

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:

	Fair value at
	the beginning					Fair value at
	of the					the end of the
	reporting			Investment	Capital gain	reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	distributions	period

Putnam Short Term
Investment Fund *	$2,145,873	$446,846	$613,364	$2,678	$—	$1,979,355

Putnam Absolute
Return 100 Fund
Class Y	731,812	23,271	37,487	13,251	—	689,643

Putnam Absolute
Return 300 Fund
Class Y	1,746,237	105,501	89,968	81,455	—	1,586,005

Putnam Absolute
Return 500 Fund
Class Y	2,913,579	205,401	149,947	138,781	26,543	2,725,122

Putnam Absolute
Return 700 Fund
Class Y	433,444	39,532	22,492	29,274	4,247	397,350

Putnam Money
Market Fund Class A	587,779	8,043	29,990	28	—	565,832

Totals	$8,558,724	$828,594	$943,248	$265,467	$30,790	$7,943,307

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Retirement Income Fund Lifestyle 2	59

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	3

Forward currency contracts (contract amount)	$220,000

OTC credit default contracts (notional)	$790,000

Centrally cleared credit default contracts (notional)	$970,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

	Receivables, Net
	assets — Unrealized
Credit contracts	appreciation	$912*	Payables	$87,209

Foreign exchange
contracts	Receivables	1,427	Payables	1,924

			Payables, Net
Interest rate			assets — Unrealized
contracts	Receivables	—	depreciation	584*

Total		$2,339		$89,717

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for		Forward
as hedging instruments under		currency
ASC 815	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$(21,281)	$(21,281)

Foreign exchange contracts	—	554	—	$554

Interest rate contracts	3,239	—	—	$3,239

Total	$3,239	$554	$(21,281)	$(17,488)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for		Forward
as hedging instruments under		currency
ASC 815	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$26,158	$26,158

Foreign exchange contracts	—	31	—	$31

Interest rate contracts	27	—	—	$27

Total	$27	$31	$26,158	$26,216

60	Retirement Income Fund Lifestyle 2

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Retirement Income Fund Lifestyle 2	61

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

OTC Credit default contracts*#	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Centrally cleared credit default contracts§	—	—	3,941	—	—	—	—	—	—	—	—	—	3,941

Futures contracts§	—	—	—	—	—	—	—	—	164	—	—	—	164

Forward currency contracts#	31	1	—	—	305	—	—	708	—	48	11	323	1,427

Total Assets	$31	$1	$3,941	$—	$305	$—	$—	$708	$164	$48	$11	$323	$5,532

Liabilities:

OTC Credit default contracts*#	$—	$87,209	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$87,209

Centrally cleared credit default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—

Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—

Forward currency contracts#	—	257	—	355	36	255	85	—	—	92	769	75	1,924

Total Liabilities	$—	$87,466	$—	$355	$36	$255	$85	$—	$—	$92	$769	$75	$89,133

Total Financial and Derivative Net Assets	$31	$(87,465)	$3,941	$(355)	$269	$(255)	$(85)	$708	$164	$(44)	$(758)	$248	$(83,601)

Total collateral received (pledged)†##	$—	$(87,465)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Net amount	$31	$—	$3,941	$(355)	$269	$(255)	$(85)	$708	$164	$(44)	$(758)	$248

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

62	Retirement Income Fund Lifestyle 2	Retirement Income Fund Lifestyle 2	63

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

64	Retirement Income Fund Lifestyle 2

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	James F. Clark
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Investment Sub-Advisor	George Putnam, III	Janet C. Smith
The Putnam Advisory	Robert L. Reynolds	Vice President,
Company, LLC	W. Thomas Stephens	Principal Accounting Officer,
One Post Office Square		and Assistant Treasurer
Boston, MA 02109	Officers
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	President	Vice President and
Putnam Retail Management		Assistant Treasurer
One Post Office Square	Jonathan S. Horwitz
Boston, MA 02109	Executive Vice President,	James P. Pappas
	Principal Executive Officer, and	Vice President
Custodian	Compliance Liaison
State Street Bank		Mark C. Trenchard
and Trust Company	Steven D. Krichmar	Vice President and
	Vice President and	BSA Compliance Officer
Legal Counsel	Principal Financial Officer
Ropes & Gray LLP		Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Retirement Income Fund Lifestyle 2. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

SA098
299637 4/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 28, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 28, 2016